Exhibit 99.1

POPE RESOURCES

Poulsbo Investor Presentation
January 2005

Safe Harbor

This presentation contains forward-looking statements. These forward-looking statements are subject to a number of risks and should not be relied upon as predictions of future events. Some of the forward-looking statements can be identified by the use of forward-looking words such as "believes", "expects", "may", "will", "should", "seeks", "approximately", "intends", "plans", "estimates", "projects", "strategy" or "anticipates" or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those described in the forward-looking statements. Some of these factors include, but are not limited to: changes in forestry, land use, environmental, and other governmental regulations; risk of losses from fires, floods, windstorms, and other natural disasters; risk of loss from insect infestations or tree diseases; changes in economic conditions and competition in our domestic and export markets; an unanticipated reduction in the demand for timber products and/or an unanticipated increase in the supply of timber products; and other factors described from time to time in our filings with the Securities and Exchange Commission.

Pope Resources Overview

  Last remaining timber MLP
  Established in 1985 as a spin-off from Pope & Talbot
  4.5 million units outstanding, with limited public float
- 22% controlled by GP's and broader "family" ownership
- 32% controlled by Private Capital Management
- Limited institutional ownership
- Over one-third held by retail investors
  Thinly traded
  Market capitalization of $117 million
  Enterprise value of approximately $150 million
  YTD 2004 (thru Q3) revenues of $32 million
  YTD 2004 (thru Q3) net income of $9.4 million or $2.04/unit
  YTD 2004 (thru Q3) EBITDDA of $15.8 million
  Unit distribution of $0.15/quarter

Ownership

  General Partners
- Two corporate GP's own collectively
  about 1.5% of Pope Resources
- Each of GP's owned 50/50 by Peter Pope
  and his cousin, Emily Andrews
- $150,000/year management fee, unchanged
  since spin-off
- Sliding-scale profit-sharing interest in
  third-party service subsidiary
  Limited Partners
- Private Capital Management at 32%
  (initial stake in 1993)
- "Family" position at 22%
  (including GP interest)
- Limited other institutional ownership
- Over one-third held by retail investors

Pope Resources Business Segments

  Fee Timber
- 116,000 acres of timberland in western Washington
- Producing 61 MMBF of annual log harvest volume in 2004
- 2004 log production includes 14 MMBF attributable to recent acquisitions
- Future growth will be primarily through co-investment with ORM Timber Funds
  Timberland Management & Consulting
- Olympic Resource Management (ORM) subsidiary provides third-party timberland management services to other owners of timber, leveraging off our timberland management expertise and providing additional economies of scale
- New contract to manage 522,000 acres for Cascade Timberlands LLC
- Launch of $50 million private equity fund, ORM Timber Fund I
- During past six years, ORM managed 1 million acres of industrial timberland in the Western U.S. for Hancock Timber Resource Group
  and Pioneer Resources
  Real Estate
- 2,400 acres of higher and better use properties near population centers
- Seeking development entitlements to add value to land
- Primary role is as a master developer, selling lands to other developers following entitlement process
- Ownership and management of historic mill town of Port Gamble

Pope Resources Growth Strategy

  Free cash flow, after debt service and distributions, of $3 to $5 million per year, depending on log prices
- Used for co-investment in ORM Timber Funds
- Opportunistically pursue fee (owned) timberland acquisitions
- Where appropriate, invest in real estate projects
- Potential to increase unit distribution with excess cash
  Growth Capital
- No current expectation for secondary offering of units
  Currency too cheap to issue new units (currently at $25/unit, down from high of $35/unit in 1999)
- Debt capacity
  Between $50 and $80 million of incremental debt capacity, depending upon the value of Units and cash flows
  Debt to total capitalization covenant of 50% (currently 24% - market equity)
- Near-term growth fueled primarily by organic cash flow generation
  Maintain modest unit distribution
- Current distribution is $0.60/unit per year, or a yield of 2.4%

Fee Timber Strategy

  Acquisition of Columbia tree farm in 2001 from Plum Creek filled age-class gap and leveled off age classes older than 30 years
  Recent acquisitions will push 2005 harvest to 79 MMBF
- Addition of 12 MMBF in each of years 2004 and 2005
  as result of January 2004 acquisition
- Addition of 21 MMBF in 2005 as result of November
  2004 acquisition
  Beginning in 2006, base non-declining harvest level of 53 MMBF for subsequent decade, before gradual increasing over ensuing decades (reaching 65 MMBF eventually)
  Look to add to fee (owned) timberland base
- Acquisitions involving debt likely to be
  dilutive to earnings initially
- Opportunistic/contrarian approach to
  timber acquisitions
  Much of fee timber growth will come through co-investment in new ORM Timber Funds
- Will allow Pope Resources to participate in acquisition
  economies associated with larger transactions

Productive Acres & Inventory by Age Class (1/1/05)

Log Markets and Harvest Mix

Timberland Management & Consulting Strategy

  Manage timberlands for third-party clients
- Full-service management, selected forestry consulting
  services, workout specialist
- Focus development of expert processes/tools, and
  market presence
- Ancillary benefits accrue to fee timber properties
  through management expertise and economies of scale
- Fit with broad ownership trends in industry
  Raise capital for investing in timberlands: ORM Timber Fund I, L.P.
- $50 million of equity capital
- 10% co-investment by Pope Resources and affiliates
- ORMLLC will serve as GP

Real Estate Strategy

  Push real estate properties through entitlement and permitting pipeline
- To point where sale opportunity is optimal
- May retain selected properties where management
  is passive and income stream is steady with upside
  Major early-stage entitlement projects
- Gig Harbor - 320 acre mixed-use project within city limits
  Commercial rezone effort enables future sale to Costco, Walgreen's, YMCA
  New Tacoma Narrows bridge impact
- Bremerton - 230 acre mixed-use project with 15 year
  development agreement
- Kingston - 710 acre project subject to urban growth
  boundary determination
  Port Gamble historic mill town is a many-faceted, long-term project
- Rural historic town designation under State's
  Growth Management Act
- Water rights recently secured
- Environmental cleanup complete
- Sewer system expansion needed for build-out
  of town site
- Long term: development of former mill site and
  remaining portion of town site

Financial Performance - Eleven-Year Summary

	(All amounts in $ millions, except per unit data)
											Q3
	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Revenues:
Fee Timber	19.1	26.6	21.8	19.7	21.0	23.5	21.4	25.0	23.3	22.9	28.0
Timberland Mgmnt & Consulting					8.9	11.7	11.0	9.7	7.3	2.4	1.0
Real Estate	11.0	9.6	11.2	10.4	13.1	15.7	18.2	13.1	1.6	1.7	2.7
Total Revenues	30.1	36.2	33.0	30.1	43.0	50.9	50.6	47.8	32.2	27.0	31.7

Net Income/(Loss)	8.9	13.1	8.3	3.5	8.8	5.1	(6.3)	(0.4)	3.3	3.5	9.4
Net Income/(Loss) per Unit	$ 1.93	$ 2.90	$ 1.84	$ 0.78	$ 1.94	$ 1.11	$ (1.38)	$ (0.10)	$ 0.74	$ 0.78	$ 2.04

EBITDDA	11.7	16.0	10.9	6.2	11.9	9.0	(3.0)	10.6	9.3	10.1	15.8

Operating Cash Flow	7.4	17.0	12.3	5.8	9.2	8.3	10.0	11.2	9.0	8.6	14.3

Timberland Harvest (MMBF)	29.7	37.9	31.6	33.2	38.9	42.0	37.3	36.3	45.1	45.0	51.2

Unitholder Distributions per Unit	$ 0.72	$ 1.06	$ 0.82	$ 0.49	$ 0.40	$ 0.40	$ 0.40	$ -	$ 0.10	$ 0.24	$ 0.29

Unit Trading Prices:
High	$ 18.80	$ 21.80	$ 23.40	$ 31.00	$ 32.50	$ 35.00	$ 29.25	$ 24.50	$ 15.50	$ 15.99	$ 24.00
Low	$ 14.40	$ 15.25	$ 15.80	$ 17.40	$ 24.06	$ 27.88	$ 19.00	$ 14.00	$ 9.30	$ 7.00	$ 15.00

Investment Grade Balance Sheet

(in $millions)
	30-Sep-04	31-Dec-03
Assets
Cash	10.1	10.4
Other Current Assets	2.7	2.4
Properties and Equipment	79.1	72.1
Other Assets	1.3	1.4
Total Assets	93.2	86.3

Liabilities & Equity
Current Liabilities (excl. Current Debt)	3.2	2.2
Total Debt	35.7	37.7
Other Liabilities	0.2	0.4
Total Liabilities	39.1	40.3

Equity	54.1	46.0
Total Liabilities & Equity	93.2	86.3

Pope Resources - Summary of Investment Opportunity

  Still a deep discount to NAV in spite of 2004 rise in unit price
- Imputed value of fee timberlands of between $1,050
  and $1,200 per acre, depending on assumptions made
  for value of HBU lands ($5-$10K/acre)
- Enterprise value to EBITDDA multiple of 7
- Trading at 12 times trailing 12-month earnings
  Highly tax-efficient vehicle for investing in timberland asset class
- Positive tax yield
- Modest distribution yield
- Compelling diversification benefits
  of timberland asset class
  Adding value through use of free cash flow
- Co-investment in ORM Timber Fund I, L.P.
- Opportunistic acquisitions
- Increases in distribution level
  Improved alignment with insider buying in past few years
  Favorable liquidity trends

Pope Resources Unit Price vs. Douglas-Fir Log Prices (98-03)

Unit Price as Multiple of Trailing Cash Flows*

* "Trailing Cash Flow" defined as EBITDDA for POPEZ and as either EBITDDA or cash flow from operations for other 3 firms.

Pope Resources Trading Volume

Tax Advantages of Investing in Pope Resources Units

	A	B	C

	Pope Res 1065			Resultant
	Aggregate	Per	Applicable	Tax (Liab)/
	Amounts	Unit	Tax	Benefit	Tax "Yield" at Various Unit Prices
	Reported	Amounts	Rate	(B times -C)	$ 15.00	$ 18.00	$ 22.00	$ 25.00

New Tax Rates:
K-1 Taxable Income	1,500,000	$ 0.33

1231 gain	11,700,000	$ 2.59	15.0%	$ (0.39)
Int income	300,000	0.07	35.0%	(0.02)
Ord loss	(10,500,000)	(2.32)	35.0%	0.81
	1,500,000	$ 0.33		$ 0.40	2.7%	2.2%	1.8%	1.6%

Note: Income amounts provided are representative examples only and should not be interpreted as pro forma results.

Why Invest in POPEZ?

  Pope Resources represents compelling value play
- Discount to liquidation value by any measure
- Tarred unfairly by problems faced by two
  former timber publicly traded partnerships
  Great time to invest in timber asset class
- Portfolio diversification benefits
- Strong asset class track record
- Asset values have fallen substantially
  Tax attributes meaningful to sophisticated individual investors
- Yield component associated with arbitrage
  between tax rate applicable to capital
  gains and ordinary income
  Growing value, not necessarily near-term earnings
- Cash flow engine cranked up
- Best suited to long-term holder
- Ideal for long-term wealth accumulation
  or for passing wealth to future generations
  Modest distribution yield

POPE RESOURCES